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                               Janus Aspen Series
                         Small Company Value Portfolio

                         Supplement Dated March 1, 2005
                      to Currently Effective Prospectuses

Effective March 1, 2005, Jakob V. Holm, a Co-Manager of Small Company Value Portfolio, will assume responsibility as the sole Portfolio Manager of the Portfolio. Mr. Holm's investment background appears in the Prospectus.